UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Precipio, Inc.
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4 Science Park

New Haven, Connecticut 06511

NEW HAVEN, CT, (June 13, 2024) Specialty diagnostics company Precipio, Inc. (NASDAQ: PRPO), today announced that the company’s 2024 Annual Meeting of Shareholders (“Annual Meeting”) was convened and adjourned, without any business being conducted, due to lack of the required quorum.

Message from Ilan Danieli, CEO:

During this process, we’ve realized that there are quite a few shareholders who didn’t know whether their shares were voted on or not.

If you are not sure if your shares were voted, you should be able to see that information on your broker portal when you log in. If you can't find that information, please reach out to your broker and ask them - it's an easy and quick phone call and they will let you know right away.

If your shares were not voted – PLEASE, MAKE SURE THEY GET VOTED.

You can accomplish this in one of three easy ways that will take no more than 60 seconds:

1.	Ask the broker to vote for your shares.
2.	Request your 16-digit control number, and you can vote for the shares yourself by going to www.proxyvote.com.
3.	Log into your brokerage account and there should be a button to vote the shares.

Regardless of whether you vote for or against the measures presented, what’s important is to vote. As a shareholder, it is in YOUR BEST INTEREST that the company reaches a quorum so that it avoids costly procedures to complete the annual shareholder meeting.

A quorum consists of the presence at the Annual Meeting either online during the live audio webcast or represented by proxy of the holders of a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting. There were fewer than a majority of shares entitled to vote present, either in person or by proxy at the Annual Meeting. The Annual Meeting, therefore, had no quorum, and accordingly, the Annual Meeting has been adjourned. The Annual Meeting will resume with respect to all proposals at 9 a.m. Eastern Time on Friday, June 21, 2024, and will continue to be held virtually.

The record date for determining shareholders eligible to vote at the Annual Meeting will remain the close of business on April 19, 2024. Shareholders who have already submitted a proxy do not need to vote again for the reconvened Annual Meeting, as the proxies submitted will remain valid. Shareholders who have already submitted proxies and would like to change their vote with respect to any of the proposals can update their vote in the manner set forth in the Definitive Proxy Statement. Your vote will be recorded at the Annual Meeting in accordance with your most recently submitted proxy.

Precipio’s shareholders as of close of business on the April 19, 2024 record date who have not yet voted are encouraged to vote online at www.proxyvote.com or by telephone at 1-800-690-6903.

Voting on all proposals will be open until the conclusion of Precipio’s 2024 Annual Meeting on Friday, June 21, 2024. Votes Submitted through the Internet or your broker must be submitted by 11:59 p.m., Eastern Time, on June 20, 2024.

Please note: if your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The proxy materials have been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

You may also vote at www.proxyvote.com. You will need the 16-digit control number included on the Notice of Internet Availability of Proxy Materials or the proxy card.

A copy of the Definitive Proxy Statement is available to shareholders on the Company’s website and at the website maintained by the SEC at www.sec.gov.

Precipio shareholders as of the April 19, 2024 record date for the Annual Meeting are invited to attend the virtual Annual Meeting by visiting www.virtualshareholdermeeting.com/PRPO2024.

Additional Information and where to find it

This material may be deemed to be solicitation material in respect of the Annual Meeting to be reconvened and held on June 19, 2024. On April 29, 2024The Company has filed a Definitive Proxy Statement and associated proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the Annual Meeting. The Company, its directors, its executive officers and certain other individuals set forth in the Definitive Proxy Statement will be deemed participants in the solicitation of proxies from stockholders in respect of the Annual Meeting. Information regarding the names of the company’s directors and executive officers and certain other individuals and their respective interests in the Company has been included in the definitive proxy statement filed with the SEC on April 29, 2024. Details containing the nominees of the Company’s Board of Directors for election at the 2024 Annual Meeting of Stockholders are included in the definitive proxy statement. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. The Company’s Definitive Proxy Statement and a form of proxy have been mailed to stockholders of the Company. No changes have been made to the proposals to be voted on by shareholders at the Annual Meeting Investors and stockholders can obtain a copy of the documents filed by the Company with the SEC, including the definitive proxy statement, free of charge by visiting the SEC’s website, www.sec.gov and from the Company’s website www.precipiodx.com.

About Precipio

Precipio is a healthcare biotechnology company focused on cancer diagnostics. Our mission is to address the pervasive problem of cancer misdiagnoses by developing solutions in the form of diagnostic products and services. Our products and services deliver higher accuracy, improved laboratory workflow, and ultimately better patient outcomes, which reduce healthcare expenses. Precipio develops innovative technologies in our laboratory where we design, test, validate, and use these products clinically, improving diagnostic outcomes. Precipio then commercializes these technologies as proprietary products that serve the global laboratory community and further scales Precipio’s reach to eradicate misdiagnosis. For more information, please visit www.precipiodx.com.

Cautionary Note on Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, among others, including other financial projections and potential market opportunity, plans and prospects. Except for historical information, statements about future volumes, sales, growth, costs, cost savings, margins, earnings, earnings per share, diluted earnings per share, cash flows, plans, objectives, expectations, growth or profitability are forward-looking statements based on management’s estimates, beliefs, assumptions and projections. Words such as “could,” “may,” “expects,” “anticipates,” “will,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “predicts,” and variations on such words, and similar expressions that reflect our current views with respect to future events and operational, economic and financial performance, are intended to identify such forward-looking statements. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. We caution investors not to place undue reliance on the forward-looking statements contained in this press release. You are encouraged to read our filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties Important factors that could affect performance and cause results to differ materially from management’s expectations, or could affect the company’s ability to achieve its strategic goals, includes factors that are described in the sections entitled “Risk Factors” and “Management’s Discussion and Analysis” in the company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as updated from time to time in the company’s Securities and Exchange Commission filings. The company’s forward-looking statements in this press release are based on management’s current views, beliefs, assumptions and expectations regarding future events and speak only as of the date of this release. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by the federal securities laws.

Inquiries:

investors@precipiodx.com

+1-203-787-7888 Ext. 523